                                                                   Exhibit 10.12


                      AMENDMENT NO. 2 TO CREDIT AGREEMENT
                      -----------------------------------


     This AMENDMENT NO. 2 TO CREDIT AGREEMENT is entered into as of this 22nd day of October, 1996 (this "Amendment") by and between WILSONS LEATHER HOLDINGS
                            ---------
INC., a Minnesota corporation (the "Borrower") and GENERAL ELECTRIC CAPITAL
                                    --------
CORPORATION, a New York corporation (in its individual capacity, "GE Capital"),
                                                                  ----------
for itself, as Swing Line Lender. Unless otherwise specified herein, all capitalized terms used in this Amendment shall have the meaning ascribed to them in the Credit Agreement (as hereinafter defined).

                                    RECITALS
                                    --------

     WHEREAS, the Borrower, GE Capital, certain Credit Parties and certain Lenders are parties to a Credit Agreement dated as of May 25, 1996, as amended by that certain Amendment No. 1 to Credit Agreement dated as of July 11, 1996 (as further amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement"); and
           ----------------

     WHEREAS, the Borrower and GE Capital desire to reduce the interest rate on the Swing Line Loan;

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual agreements contained herein, and for other good and valuable consideration, the parties hereto agree as follows:

          1. Effective October 1, 1996, the column entitled "Applicable Swing Line Margin is" in Section 1.6 of the Credit Agreement is hereby deleted in
                        -----------
     its entirety and in its place the following column is hereby inserted:

                    Applicable
                    ----------
                    Swing Line
                    ----------
                    Margin is:
                    ----------
                           .875%
                           .625%
                           .125%
                            0.0%

          2. This Amendment may be executed in counterparts with each such counterpart considered an original and all such counterparts constituting one and the same document. THE TERMS OF THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS (EXCLUSIVE OF ANY RULES AS TO CONFLICT OF LAWS) AND THE LAWS OF THE UNITED STATES APPLICABLE THEREIN. Except as specifically amended hereby, the Credit Agreement remains in full force and effect.

                            [signature pages follow]
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     IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

                                   WILSONS LEATHER HOLDINGS INC., as Borrower

                                   By: /s/ Douglas J. Treff
                                       -----------------------------------------

                                   Title: Chief Financial Officer
                                          --------------------------------------


                                   GENERAL ELECTRIC CAPITAL
                                   CORPORATION, as Swing Line Lender

                                   By: /s/ Abigail Wolf
                                       -----------------------------------------

                                   Title: Authorized Signer
                                          --------------------------------------

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